UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 3, 2016, Endurance International Group Holdings, Inc. (the “Company”) issued a press release announcing certain financial results and other information for the quarter ended March 31, 2016. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information reported under Item 2.02 in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 27, 2016, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) adopted the 2016 Management Incentive Plan (the “2016 MIP”), the Company’s annual, cash-based incentive compensation plan pursuant to which eligible employees, including the Company’s named executive officers other than the Company’s Chief Executive Officer Hari Ravichandran, are eligible for an annual bonus.

Annual bonuses may be earned by eligible employees under the 2016 MIP based on the achievement by the Company of a pre-established target for adjusted revenue (weighted 50%), adjusted EBITDA (weighted 25%) and adjusted free cash flow (weighted 25%) for a fiscal year. Adjusted revenue, adjusted EBITDA and adjusted free cash flow have the definitions set forth in Exhibit 99.1 to this Form 8-K.

The Company’s percentage achievement of each target will be weighted accordingly and added together to derive a Company Achievement Factor. The bonus pool under the 2016 MIP will not be funded at all unless the Company Achievement Factor is 90% or greater, at which point the bonus pool will be funded as follows:

Company Achievement Factor	Bonus Pool Funding
90%	50%
95%	95%
100%	100%
104%	125%
108%	150%

Bonus pool funding will be determined using linear interpolation between the stated percentages. If the Company Achievement Factor is equal to or greater than 108%, the maximum bonus pool funding level under the 2016 MIP is 150%.

If the bonus pool is funded, individual bonuses will be calculated based upon each individual’s eligible earnings, target bonus percentage, the Company Achievement Factor and individual performance.

The Compensation Committee may make adjustments to the targets under the 2016 MIP to address the impact of any mergers, acquisitions and unexpected activities. In addition, any evaluation of the attainment of the targets may include or exclude any of the following events that occur during the applicable fiscal year: any reorganization or restructuring transactions; extraordinary nonrecurring items; and significant acquisitions or divestitures.

The foregoing summary of the terms of the 2016 MIP is qualified in its entirety by reference to the 2016 MIP, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	2016 Management Incentive Plan

99.1	Press release issued by Endurance International Group Holdings, Inc. on May 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.
Date: May 3, 2016
/s/ Marc Montagner
(Signature)
	Name:	Marc Montagner
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2016 Management Incentive Plan

99.1	Press release issued by Endurance International Group Holdings, Inc. on May 3, 2016.